UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2010

Avon Products, Inc.

(Exact name of registrant as specified in charter)

New York	1-4881	13-0544597
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1345 Avenue of the Americas

New York, New York 10105-0196

(Address of principal executive offices) (Zip Code)

(212) 282-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On May 18, 2010, the Compensation Committee of the Board of Directors of Avon Products, Inc. (the “Company”) adopted a form of Stock Option Award Agreement (the “Stock Option Agreement”), a form of Restricted Stock Unit Award Agreement (the “Annual RSU Agreement”) and a form of Retention Restricted Stock Unit Award Agreement (the “Retention RSU Agreement,” and together with the Annual RSU Agreement, the “RSU Agreements”) under the Avon Products, Inc. 2010 Stock Incentive Plan, pursuant to which the Company grants various awards to its named executive officers and other key employees, from time to time.

Stock options granted under the Stock Option Agreement are subject to certain vesting and payment provisions. Generally, stock options vest one-third per year over a three-year period. Upon a grantee’s voluntary departure or departure for cause from the Company, any outstanding stock options are automatically forfeited. Upon a grantee’s death, 100% of any outstanding stock options would vest immediately and become exercisable. Upon a grantee’s involuntary departure from the Company without cause, any outstanding stock options would continue to vest and be exercisable during any salary continuation period. Upon a grantee’s retirement from the Company or upon a grantee’s permanent disability, 100% of any outstanding stock options would continue to vest and be exercisable as specified in the terms of the grant.

Restricted stock unit awards (“RSUs”) granted under the RSU Agreements are also subject to certain vesting and payment provisions. Generally, any RSUs granted vest 100% after three years. Upon a grantee’s voluntary departure or departure for cause from the Company, any outstanding RSUs are automatically forfeited. Upon a grantee’s permanent disability, 100% of any outstanding RSUs would vest and be settled on the original vesting date specified in the terms of the grant. Upon a grantee’s death, 100% of any outstanding RSUs would vest and the grantee’s estate would receive such settlement as soon as practicable after the time of death. Upon a grantee’s involuntary departure from the Company without cause, any outstanding RSUs would vest on a prorated basis to the last day worked and be settled as soon as practicable after the time of departure. Upon a grantee’s retirement from the Company, any outstanding RSUs under the Retention RSU Agreement are automatically forfeited, whereas 100% of any outstanding RSUs under the Annual RSU Agreement would vest and be settled on the original vesting date specified in the terms of the grant.

The above summary is qualified by reference to the text of the Stock Option Agreement and RSU Agreements that are filed herewith as Exhibits 10.1, 10.2, and 10.3, respectively, and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit 10.1	Form of Stock Option Award Agreement

Exhibit 10.2	Form of Restricted Stock Unit Award Agreement

Exhibit 10.3	Form of Retention Restricted Stock Unit Award Agreement

(Page 2 of 4 Pages)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVON PRODUCTS, INC.
(Registrant)

By:	/s/ Kim K.W. Rucker
Kim K.W. Rucker
Senior Vice President, General Counsel and
Corporate Secretary

Date: May 24, 2010

(Page 3 of 4 Pages)

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 10.1	Form of Stock Option Award Agreement

Exhibit 10.2	Form of Restricted Stock Unit Award Agreement

Exhibit 10.3	Form of Retention Restricted Stock Unit Award Agreement